DEFINED ASSET FUNDS[SM]
Select Ten Portfolio
International

1997
United
Kingdom
Portfolio

Series 1
Merrill Lynch

Financial Times Index

The Financial Times Industrial Ordinary Share Index (FT) Index consists of 30 common stocks chosen by the editors of The Financial Times (London) to be representative of British industry and commerce. The companies are major players in their industries and their stocks are widely held by individual and institutional investors. The FT Index is an unweighted average of the share prices of these companies:

Allied Domecq
ASDA Group
BOC Group
BTR
Blue Circle Industries
Boots Company
British Airways
British Petroleum Company
British Telecommunications
BG
Cadbury Schweppes
Courtaulds
General Electric Company
Glaxo Wellcome
Grand Metropolitan
GKN
Granada
Guinness
Imperial Chemical Industries
Lucas Industries
Lloyds TSB
Marks & Spencer
National Westminster Bank
Peninsular & Oriental Steam Navigation Company
Reuters Holdings
Royal & Sun Alliance Insurance
SmithKline Beecham
Tate & Lyle
Thorn EMI
Vadafone Group

SELECT TEN PORTFOLIO UNITED KINGDOM
INTERNATIONAL SERIES

Today's global marketplace offers many opportunities. Defined Asset Funds(SM) Select Ten Portfolio--International Series uses a simple investment strategy to help you take advantage of opportunities in selected countries.

Global Opportunities

Many International equity markets, such as the London Stock Exchange, offer attractive growth potential, which can help investors diversify their portfolios globally.

A Simple Strategy

This Portfolio seeks total return by investing in approximately equal values of the ten stocks in the Financial Times Industrial Ordinary Shares (FT) Index,(*) having the highest dividend yield shortly before the offering (Strategy Stocks) and will hold them for about a year. These companies are among the most highly capitalized in the United Kingdom.

*The publisher of the Financial Times Index has not participated in any way in the creation of the Portfolio or in the selection of its stocks nor approved any information included in this brochure.


After one year, the Portfolio will liquidate. You may choose to reinvest your proceeds into the next Portfolio of the then-current Strategy Stock, if available, at a reduced sales charge, or you can take the cash. Although each Select Ten Portfolio is a one-year fund, we recommend you stay with the Strategy for at least three to five years.

Offers U.S. Investors Some Big Advantages

o Semi-annual dividends. This means investors receive two consolidated checks per year, not 20 for the 10 stocks, and payments are in U.S. dollars.

o  Low cost.  The minimum purchase is about $250.

o Reinvestment. You may choose to reinvest your dividends at a reduced sales charge to compound your income.

o No sell decisions. You are buying and holding for about a year, a Portfolio of established companies with relatively high dividend yields.

Defining Your Risks

As Defined Asset Funds, our goal is to give investors the information they need to make informed decisions. The following are important facts to keep in mind when considering this investment for your portfolio. Please read them carefully. Your financial professional will be happy to answer any questions you may have.

o The Portfolio should not be considered a complete investment program, and may be considered speculative.

o The Portfolio may not be appropriate for investors seeking either preservation of capital or high current income, nor would it be suitable for investors unable or unwilling to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international equities.

o There can be no assurance that the Portfolio or Strategy will meet its objective.

o Total returns on United Kingdom stocks fluctuate widely, and the value of your investment will change with the prices of the underlying stocks and currency exchange rates. In addition, there is no guarantee that dividend rates will be maintained or that stock prices or currency exchange rates will not decline

o The stocks may have higher yields because they or their industries are experiencing financial difficulty or are out of favor. There can be no assurance the market factors that caused these relatively low prices and high yields will change.


Select Ten Portfolio--International Series 1--1997  United Kingdom**


                                                                  Current
Name of Issuer                                               Dividend Yield***
     1.    BTR PLC                                                 5.88%
     2.    Allied Domecq PLC                                       5.33
     3.    Peninsular & Oriental Steam Navigation Company          4.52
     4.    British Telecommunications PLC                          4.41
     5.    Courtaulds PLC                                          4.32
     6.    BG PLC                                                  4.20
     7.    Imperial Chemical Industries PLC                        4.20
     8.    Tate & Lyle PLC                                         3.79
     9.    Royal & Sun Alliance Insurance Group PLC                3.66
    10.    Lucas Variety PLC                                       3.46

**Initial date of deposit - February 24, 1997.

***Current dividend yield for each security was generally calculated by adding the most recent interim and final dividends declared on the security and dividing the result by its market value as of the close of trading on February 24, 1997. There can be no assurance that future dividends, if any, will be maintained at the indicated rates.

The Strategy does not reflect the research opinions or any buy or sell recommendation of any of the Sponsors.

Past Performance of Prior Select Ten Portfolios

The chart below shows average annual total returns for each of the three established Series, which assume an annual "rollover" into the next Portfolio. We've also included returns for the most recently completed Portfolio of each
Series:

              Series From Inception                                     Most Recently
               Through 12/31/96                                      Completed Portfolio

                   Inception             Return                  Period                 Return

A Series            1/5/94               3.92%               1/6/95-2/23/96               5.57%

B Series            6/21/93              7.75%               5/10/95-6/28/96            -10.03%

C Series            9/28/93              5.68%               9/11/95-10/31/96             1.02%

Past performance is no guarantee of future results. Average annual total return represents price changes plus dividends, divided by the initial public offering price, and reflects maximum sales charges and expenses. Returns for Series Since Inception and Most Recently Completed Portfolio will differ because Series Since Inception figures reflect a reduced sales charge for consecutive rollovers. Also, the returns will differ because the performance period of the Most Recently Completed Portfolio is different from that of the Series Since Inception.

Time-Tested Track Record

Since stocks in the Portfolio were chosen solely by applying the Strategy, we analyzed the Strategy to see how it had performed. The chart below illustrates past performance of the FT Index and Strategy Stocks. Although this is no guarantee of future results of any Portfolio, as you can see the results are compelling.

[A mountain chart, captioned "Hypothetical growth of $10,000 invested in 1997 through 1996", compares the cumulative annual performance from 1977 through 12/31/96 of the Strategy Stocks (mustard) with the FT 30 Index (purple). A box in the upper left quadrant indicates the components of the chart. The x axis reflects dollar amount in $100,000 increments; the y axis reflects years. The initial value is $100,000; next to the right left margin the ending values are stated as follows: $748,813 Ending 12/31/96 (Strategy); $212,272 Ending 12/31/96 (Index).]

Annual Total Returns+

Periods ending December 31.

+After Portfolio sales charges and expenses, the Strategy Stocks would have underperformed the Index in 7 of the 20 years and there can be no assurance that any Portfolio will outperform the Index.

         Strategy       FT                         Strategy       FT
Year      Stocks       Index           Year         Stocks       Index
1977      87.27%      61.92%          1987          48.10       38.99
1978       17.73       9.92           1988          11.38       6.74
1979       4.76        3.59           1989          28.71       22.80
1980       30.15       31.77          1990          9.26        10.29
1981       -6.26       -5.30          1991          16.57       14.65
1982       44.03       0.42           1992          4.27        -2.33
1983       42.06       21.94          1993          37.69       18.40
1984       5.50        2.15           1994          5.46        1.89
1985       78.64       54.74          1995          10.83       17.63
1986       32.88       24.36          1996          14.29       20.05
                                    Average++       24.08%      16.51%


++Average annual total returns represent the annual rate of price appreciation, plus dividends reinvested at the end of each year.

The charts above compare hypothetical performance of the Select Ten Strategy Stocks (not any actual Portfolio) with the actual performance of the Financial Times Index. The chart assumes that all dividends during a year are reinvested at the end of that year. It does not reflect sales charges, commissions, expenses or taxes. Changes in the exchange rate of the pound sterling relative to the U.S. dollar affected these figures significantly in certain years. These changes ranged from -25% in 1981 and 1984 to +21% in 1987, and averaged -2.7% over the last 20 years.

It is important to note that actual performance of the Portfolio will differ from the Strategy Stocks because the Portfolio has sales charges and pays brokerage commissions and expenses. Strategy Stock figures are generally annual figures based on December 31 sales prices, while the Portfolios are established and liquidated at different times during the year. Portfolios normally purchase and sell stocks at prices and currency exchange rates different from the closing price and currency exchange rate used in determining Portfolio unit price. In addition, Portfolios are not fully invested at all times and not all stocks may not be weighted equally.

Defining Your Cost

Low Initial Sales Charge/
Reduced Charge for Rollovers


All investors pay a deferred sales charge of $1.75 per 1,000 units, deducted in each of the last ten months of the Portfolio ($17.50 total). First-time investors also pay an initial sales charge of approximately 1% when they buy.

                                 As a % of Public       Amount per
Amount Purchased                  Offering Price        1,000 Units
------------------------------------------------------------------------------
Initial Sales Charge                   1.00%              $10.00

Deferred Sales Charge                  1.75%              $17.50
                                       =====              ======

Maximum Sales Charge                   2.75%              $27.50
------------------------------------------------------------------------------

If you sell your units before termination, the remaining deferred sales charges are deducted, along with the estimated costs of selling Portfolio securities. If you roll over to a successor Portfolio, if available, the initial charge is waived. You only pay the $17.50 deferred fee.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.


                               Total Sales Charge        Deferred Sales
                                    as a % of              Charge Per
Amount Purchased              Public Offering Price       1,000 Units
-----------------------------------------------------------------------------
Less than $50,000                     2.75%                  $17.50

$50,000 to $99,999                    2.50%                  $17.50

$100,000 to $249,999                  2.00%                  $17.50

$250,000 to $999,999                  1.75%                  $17.50

$1,000,000 or more                    1.00%                  $10.00
-----------------------------------------------------------------------------

Tax Reporting

The proceeds received when you sell this investment will reflect the deduction of the deferred sales charge and the charge for organizational expenses. In addition, the annual statement and the relevant tax reporting forms you receive at year-end will reflect the actual amount paid to you (net of the deferred sales charge and the charge for organizational expenses). Accordingly, you should not increase your tax basis in your units by the deferred sales charge and the charge for organizational expenses. US investors will include in income their share of dividends grossed up for certain taxes paid by UK issuers; however, they may not be able to obtain refunds for such taxes.

Don't Delay.

Call your financial professional for a free prospectus containing more complete information, including all charges and expenses, and the special considerations associated with the risks of international investing including currency risk. Read the prospectus carefully before you invest.

Additional United Kingdom Portfolios containing the then-highest dividend-yielding stocks may be created in the future. Information contained herein is subject to completion or amendment. A registration statement relating to the securities of the next Portfolio in this Select Ten Portfolio--International Series has been filed with the Securities and Exchange Commission. The securities of that Portfolio may not be sold nor may offers to buy be accepted prior to the time that registration becomes effective. This brochure shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Other Select Series

Select Ten Portfolio (DJIA)
Hong Kong Portfolio (Hang Seng Index)
Japan Portfolio (Nikkei Index)
Select Growth Portfolio
Select S&P Intrinsic Value Portfolio
Select S&P Industrial Portfolio


Equity Income Funds Concept Series

Premier American Portfolio
Health Care Trust II
Natural Gas Trust 2
Real Estate Income Fund 2
Tele-Global Trust 2


Equity Income Funds Utility Series

15th Utility Common Stock Series


Equity Income Funds Index Series

S&P 500 Index Trust 2
S&P MidCap Index Trust


Other Defined Asset Funds

Municipal Investment Trusts
Corporate Income Funds
Government Securities Income Funds
International Bond Funds




                                                                  14952BR-2/97
            [Copyright] 1997Merrill Lynch, Pierce, Fenner & Smith Incorporated
                                                                   Member SIPC